MERRILL LYNCH
ASSET INCOME
FUND, INC.





FUND LOGO





Annual Report

December 31, 1995





Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Richard L. Reller, Senior Vice President
Donald C. Burke, Vice President
Joel Heymsfeld, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800)637-3863









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Asset Income
Fund, Inc.
Box 9011
Princeton, NJ





MERRILL LYNCH ASSET INCOME FUND, INC.



Worldwide
Investments as of
December 31, 1995
(unaudited)


Percent Breakdown of
Stocks & Fixed-Income                     Percent of
Securities by Country                     Net Assets++

United States*                              88.9%
Japan                                        2.3
Canada                                       2.0
United Kingdom                               1.9
Netherlands                                  0.5
Switzerland                                  0.4
Germany                                      0.4
Hong Kong                                    0.3
Argentina                                    0.2
Spain                                        0.1
Indonesia                                    0.1
Italy                                        0.1
Philippines                                  0.1

[FN]
 *Includes investments in short-term securities.
++Percent of net assets may not total 100%.




Ten Largest Industries                    Percent of
(Equity Investments)                      Net Assets

Telecommunications                           1.3%
Pharmaceuticals                              0.9
Electrical Equipment                         0.8
Electronics                                  0.6
Oil Service                                  0.6
Petroleum                                    0.5
Insurance                                    0.5
Banking                                      0.4
Trading                                      0.4
Home Appliances                              0.4



                          Country           Percent
Ten Largest Holdings        of              of Net
(Equity Investments)      Origin            Assets

Merck & Co., Inc.      United States         0.4%
United Technologies
 Corp.                 United States         0.3
Schlumberger Ltd.      Netherlands           0.3
The Stanley Works
 Co.                   United States         0.3
Sumitomo Corp.         Japan                 0.3
Eastman Kodak Co.      United States         0.3
Bell Atlantic
 Corporation           United States         0.3
Abbott Laboratories    United States         0.3
Dresser Industries,
 Inc.                  United States         0.3
Hong Kong Telecom-
 munications Ltd.
 (ADR)                 Hong Kong             0.3

Important Tax
Information
(unaudited)


Of the ordinary income distributions paid monthly by Merrill Lynch Asset Income Fund, Inc. during the fiscal year ended December 31, 1995, 2.58% qualifies for the dividends received deduction for corporations. Additionally, the Fund distributed long-term capital gains of $0.036140 per share to shareholders of record on December 20, 1995.

Please retain this information for your records.





DEAR SHAREHOLDER


Fiscal Year in Review
As of December 31, 1995, the Fund's asset allocation was: US bonds, 65% of net assets; foreign bonds, 3%; foreign stocks, 5%; US stocks, 5%; and cash, 22%.

Maintaining the Fund's US bond commitment in Treasury obligations with an average maturity of over six years contributed positively to the performance of the Fund during 1995, given the decline in interest rates and advance in bond prices which persisted throughout the year. As for the foreign bonds, our commitment in Germany favorably impacted performance as a result of the Deutschemark's appreciation relative to the US dollar. The return on other bonds in the United Kingdom and Canada did not significantly exceed the returns on US fixed-income securities during 1995. In the equity sector, the underweighting of US stocks retarded overall performance, given the superior return of the US equity market during the year.

Portfolio Matters
At December 31, 1995, we retained an average duration of over six years in the Fund's US bond commitment. The US bond market rally which began in late 1994 has extended into 1996, in our opinion, as US inflation is expected to remain subdued during 1996. The rate of economic growth is likely to be held down by the reluctance of consumers to increase spending and by a lack of dramatic export growth. A relatively slow rate of economic growth will not contribute to inflationary pressures. In such an environment, the inflation premium for US bonds is likely to continue to shrink.

In the foreign bond sector, we liquidated our German commitment. Therefore, the Fund only has foreign bond investments in the United Kingdom and Canada. The sale of German bonds reflected our concern that strength in the US dollar relative to the Deutschemark could offset any yield pick-up over dollar-denominated bonds. Within Europe, United Kingdom bonds appeared to offer sufficient total return potential to justify keeping them, even with the lack of potential for currency gains. In Canada, a significant yield advantage over the United States was deemed likely to be augmented by modest appreciation of the Canadian dollar over the US currency.

During the three-month period ended December 31, 1995, we assumed a more cautious posture toward foreign equity markets. Evidence of slowing economic growth in Europe and the emerging economies, particularly those in Asia, resulted in a less-optimistic assessment of the reward/risk relationship in these markets. Japanese equities remained our largest commitment in the foreign stock sector. The Japanese stock market should continue to benefit from an aggressively accommodative stance by the Bank of Japan and indications that the Japanese government is dealing with the problems of the financial system in a meaningful way. At the same time, the Japanese economy is showing signs of beginning a recovery, a result of its reflationary monetary policy and a weaker yen. We believe that the yen could continue to weaken relative to the US dollar. Therefore, over 60% of the market value of our yen-denominated holdings is now hedged back into US dollars.

In Europe, we retained selected positions in the United Kingdom, Germany, the Netherlands, Italy, Switzerland, and Spain. Our Latin American representation is limited to Argentina, because we believe that investors there are beginning to be rewarded for the country's decision not to devalue its currency. In Asia, outside of Japan, the Fund's representation is limited to telecommunications companies, including P.T. Indonesian Satellite Corp. and Philippine Long Distance Telephone Co.

We restructured the Fund's US equity sector in view of evidence of a slower rate of economic growth than seemed the case previously. However, we maintained commitments in the consumer staples area, most notably through selected healthcare and photography companies, as well as credit-sensitive equities in areas such as insurance, telecommunications and banking. Commitments in the energy sector were also retained.

We also established positions in several technology companies, including Corning, Inc., General Motors Corp., and Texas Instruments Inc. These commitments appeared to lack the valuation excesses of many companies in technology-related areas. Other capital spending commitments were maintained in the aerospace and pollution control industries. We also retained positions in several equities which would benefit if the Federal Reserve Board responded to a sluggish US economy by continuing to lower short-term interest rates. These commitments included Sears, Roebuck & Co., Ford Motor Co., Whirlpool Corporation, and Aluminum Company of America.

In the process of restructuring the portfolio, our cash position was increased. We intend to recommit the cash primarily to US and foreign equities in upcoming months as opportunities arise. In the US market, any near-term pullback in share prices would present opportunities for the establishment of additional US equity commitments at attractive valuations.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Joel Heymsfeld)
Joel Heymsfeld
Vice President and
Co-Portfolio Manager





(Thomas R. Robinson)
Thomas R. Robinson
Vice President and
Co-Portfolio Manager



February 14, 1996

Effective November 1, 1995, Thomas R. Robinson is responsible for the day-to-day co-management of Merrill Lynch Asset Income Fund, Inc. Mr. Robinson had been employed by Merrill Lynch & Co. since 1981 before joining Merrill Lynch Asset Management, L.P. in November 1995. Since 1989 he was Manager--International Equity Strategy with the Global Securities Research & Economics Group.






PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





PERFORMANCE DATA (continued)


Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to growth of an investment in the ML B0A0 Index and the Composite Index. Beginning and ending values are:


                                            9/02/94**     12/95


ML Asset Income Fund, Inc,.++--
Class A Shares*                             $ 9,600      $11,114

ML Asset Income Fund, Inc,.++--
Class B Shares*                             $10,000      $11,163

ML B0A0 Index++++                           $10,000      $11,786

Composite Index++++++                       $10,000      $12,090



A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the ML B0A0 Index and the Composite Index. Beginning and ending values are:


                                           10/21/94**     12/95

ML Asset Income Fund, Inc,.++--
Class C Shares*                             $10,000      $11,524

ML Asset Income Fund, Inc,.++--
Class D Shares*                             $ 9,600      $11,135

ML B0A0 Index++++                           $10,000      $11,991

Composite Index++++++                       $10,000      $12,277


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
    **Commencement of Operations.
    ++ML Asset Income Fund, Inc. invests in a portfolio of US and foreign debt, equity and money market securities.
  ++++This unmanaged Index is comprised of investment-grade bonds. ++++++The Composite Index consists of: 5%--3-month US Treasury
      Bills; 75%--ML Bond Index; B0A0--Corporate & Government Master;
      and 20%--Standard & Poor's 500.

      Past performance is predictive of future performance.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +17.38%        +12.68%
Inception (9/02/94)
through 12/31/95                          +11.65         + 8.27

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +16.51%        +12.51%
Inception (9/02/94)
through 12/31/95                          +10.82         + 8.63

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +16.33%        +15.33%
Inception (10/21/94)
through 12/31/95                          +12.61         +12.61

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +16.97%        +12.29%
Inception (10/21/94)
through 12/31/95                          +13.22         + 9.42

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Recent
Performance
Results
                                                                                    12 Month      3 Month
                                                 12/31/95    9/30/95    12/31/94    % Change      % Change
Class A Shares*                                   $10.62     $10.44      $9.68      +10.08%(1)    +2.07%(1)
Class B Shares*                                    10.62      10.44       9.68      +10.08(1)     +2.07(1)
Class C Shares*                                    10.62      10.44       9.69      + 9.97(1)     +2.07(1)
Class D Shares*                                    10.62      10.44       9.69      + 9.97(1)     +2.07(1)
Class A Shares-Total Return*                                                        +17.38(2)     +4.16(3)
Class B Shares-Total Return*                                                        +16.51(4)     +3.95(5)
Class C Shares-Total Return*                                                        +16.33(6)     +3.94(7)
Class D Shares-Total Return*                                                        +16.97(8)     +4.09(9)
Class A Shares-Standardized 30-day Yield            5.16%
Class B Shares-Standardized 30-day Yield            4.56%
Class C Shares-Standardized 30-day Yield            4.47%
Class D Shares-Standardized 30-day Yield            4.82%

  *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.036 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.662 per share ordinary income dividends and $0.036 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.226 per share ordinary income dividends and $0.036 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.586 per share ordinary income dividends and $0.036 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.205 per share ordinary income dividends and $0.036 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.580 per share ordinary income dividends and $0.036 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.203 per share ordinary income dividends and $0.036 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.637 per share ordinary income dividends and $0.036 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.219 per share ordinary income dividends and $0.036 per share capital gains distributions.



Performance
Summary--
Class A Shares
                                 Net Asset Value          Capital Gains        Dividends
Period Covered             Beginning          Ending       Distributed           Paid*          % Change**
9/02/94--12/31/94            $10.00           $ 9.68            --              $0.184           - 1.37%
1995                           9.68            10.62          $0.036             0.662           +17.38
                                                              ------            ------
                                                        Total $0.036      Total $0.846

                                                         Cumulative total return as of 12/31/95: +15.77%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)


Performance
Summary--
Class B Shares
                                 Net Asset Value          Capital Gains        Dividends
Period Covered             Beginning          Ending       Distributed           Paid*          % Change**
9/02/94--12/31/94            $10.00           $ 9.68            --              $0.159           - 1.62%
1995                           9.68            10.62          $0.036             0.586           +16.51
                                                              ------            ------
                                                        Total $0.036      Total $0.745

                                                         Cumulative total return as of 12/31/95: +14.63%***


Performance
Summary--
Class C Shares
                                 Net Asset Value          Capital Gains        Dividends
Period Covered             Beginning          Ending       Distributed           Paid*          % Change**
10/21/94--12/31/94            $9.88           $ 9.69            --              $0.097           - 0.94%
1995                           9.69            10.62          $0.036             0.580           +16.33
                                                              ------            ------
                                                        Total $0.036      Total $0.677

                                                         Cumulative total return as of 12/31/95: +15.24%***

Performance
Summary--
Class D Shares
                                 Net Asset Value          Capital Gains        Dividends
Period Covered             Beginning          Ending       Distributed           Paid*          % Change**
10/21/94--12/31/94            $9.88           $ 9.69            --              $0.108           - 0.83%
1995                           9.69            10.62          $0.036             0.637           +16.97
                                                              ------            ------
                                                        Total $0.036      Total $0.745

                                                         Cumulative total return as of 12/31/95: +15.99%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




SCHEDULE OF INVESTMENTS                                                                                      (in USdollars)
                                      Shares                                                              Value     Percent of
COUNTRY      Industries                Held                 Common Stocks                    Cost       (Note 1a)   Net Assets
Argentina    Banking                     690  Banco Frances del Rio de la
                                              Plata S.A. (ADR)*                         $    18,594      $    18,544    0.1%
             Petroleum                   800  Yacimientos Petroliferos Fiscales S.A.
                                              (Class D) (Sponsored) (ADR)*                   18,614           17,300    0.1

                                              Total Common Stocks in Argentina               37,208           35,844    0.2


Canada       Multi-Industry            1,900  Canadian Pacific, Ltd.                         33,447           34,438    0.2

             Telecommunications          500  Northern Telecommunications Ltd.               17,405           21,500    0.2

                                              Total Common Stocks in Canada                  50,852           55,938    0.4

Germany      Electrical Equipment         50  Siemens AG                                     22,176           27,419    0.2

             Machinery & Equipment        70  Mannesmann AG                                  19,573           22,333    0.2

                                              Total Common Stocks in Germany                 41,749           49,752    0.4


Hong Kong    Telecommunications        2,000  Hong Kong Telecommunications Ltd. (ADR)*       35,697           35,500    0.3

                                              Total Common Stocks in Hong Kong               35,697           35,500    0.3


Indonesia    Telecommunications          520  P.T. Indonesian Satellite Corp. (ADR)*         20,272           18,980    0.1

                                              Total Common Stocks in Indonesia               20,272           18,980    0.1


Italy        Telecommunications        6,000  Societa Finanziara Telefonica S.p.A.
                                              (STET)                                         18,206           16,997    0.1

                                              Total Common Stocks in Italy                   18,206           16,997    0.1


Japan        Banking                   1,000  Mitsubishi Trust & Banking Corp.               18,121           16,660    0.1
                                       1,000  Sanwa Bank, Ltd.                               19,883           20,341    0.1
                                                                                        -----------      -----------  ------
                                                                                             38,004           37,001    0.2

             Building &                2,000  Maeda Corp.                                    22,346           19,566    0.2
             Construction              2,000  Okumura Corp.                                  17,151           18,210    0.1
                                                                                        -----------      -----------  ------
                                                                                             39,497           37,776    0.3

             Capital Goods             4,000  Hitachi Cable Ltd.                             31,837           28,322    0.2
                                       3,000  Mitsubishi Heavy Industries, Inc.              23,282           23,915    0.2
                                                                                        -----------      -----------  ------
                                                                                             55,119           52,237    0.4

             Electrical                3,000  Mitsubishi Electric Co.                        20,723           21,590    0.2
             Equipment

             Electronics               1,000  Canon, Inc.                                    17,439           18,113    0.1
                                       1,000  Matsushita Electric Industrial Co., Ltd.       16,802           16,273    0.1
                                                                                        -----------      -----------  ------
                                                                                             34,241           34,386    0.2

             Financial Services        1,000  Nomura Securities Co., Ltd.                    20,384           21,794    0.2

             Insurance                 2,000  Tokio Marine & Fire Insurance Co., Ltd.        23,827           26,153    0.2

             Printing & Publishing     1,000  Dai Nippon Printing Co., Ltd.                  18,630           16,951    0.1

             Textiles                  3,000  Toray Industries Ltd.                          22,048           19,760    0.1

             Trading                   2,000  Kamigumi Co., Ltd.                             23,315           19,198    0.1
                                       4,000  Sumitomo Corp.                                 39,891           40,682    0.3
                                                                                        -----------      -----------  ------
                                                                                             63,206           59,880    0.4

                                              Total Common Stocks in Japan                  335,679          327,528    2.3


Netherlands  Oil Service                 600  Schlumberger Ltd.                              33,233           41,550    0.3

             Petroleum                   200  Royal Dutch Petroleum Co. (ADR)*               26,802           28,225    0.2

                                              Total Common Stocks in the Netherlands         60,035           69,775    0.5


Philippines  Telecommunications          300  Philippine Long Distance
                                              Telephone Co. (ADR)*                           20,990           16,238    0.1

                                              Total Common Stocks in the Philippines         20,990           16,238    0.1



SCHEDULE OF INVESTMENTS (concluded)                                                                          (in USdollars)
                                      Shares                                                              Value     Percent of
COUNTRY      Industries                Held                 Common Stocks                    Cost       (Note 1a)   Net Assets
Spain        Petroleum                   600  Repsol S.A. (ADR)*                        $    19,311      $    19,725    0.1%

                                              Total Common Stocks in Spain                   19,311           19,725    0.1


Switzerland  Electrical Equipment         25  BBC Brown Boveri & Cie (Bearer)                22,679           29,113    0.2

             Pharmaceuticals             500  Sandoz AG (ADR)*                               21,705           22,812    0.2

                                              Total Common Stocks in Switzerland             44,384           51,925    0.4


United       Chemicals                   400  Imperial Chemical Industries PLC (ADR)*        20,682           18,700    0.1
Kingdom
             Electrical Equipment      5,000  General Electric Co. PLC                       22,639           27,552    0.2

                                              Total Common Stocks in
                                              the United Kingdom                             43,321           46,252    0.3

United       Aerospace                   500  United Technologies Corp.                      31,448           47,437    0.3
States
             Airlines                    200  Boeing Co.                                     14,651           15,675    0.1

             Aluminum                    300  Aluminum Company of America                    17,262           15,862    0.1

             Automobile                1,200  Ford Motor Co.                                 32,137           34,800    0.3

             Banking                     400  Bank of New York Co., Inc.                     18,903           19,500    0.1

             Chemicals                   500  Eastman Chemical Co.                           26,197           31,312    0.2

             Electronics                 600  Corning, Inc.                                  16,570           19,200    0.2
                                         300  General Motors Corp. (Class E)                 15,424           15,600    0.1
                                         300  Texas Instruments Inc.                         18,021           15,525    0.1
                                                                                        -----------      -----------  ------
                                                                                             50,015           50,325    0.4

             Environmental Control     1,900  Wheelabrator Technologies Inc.                 31,172           31,825    0.2
             Systems

             Hardware Products           800  The Stanley Works Co.                          31,572           41,200    0.3

             Home Appliances           1,000  Singer Co.                                     26,787           27,875    0.2
                                         600  Whirlpool Corporation                          34,735           31,950    0.2
                                                                                        -----------      -----------  ------
                                                                                             61,522           59,825    0.4

             Insurance                   200  Aetna Life & Casualty Co.                      14,884           13,850    0.1
                                         400  Allstate Corp.                                 16,373           16,450    0.1
                                         400  National Re Corp.                              12,955           15,200    0.1
                                                                                        -----------      -----------  ------
                                                                                             44,212           45,500    0.3

             Oil Service               1,500  Dresser Industries, Inc.                       30,407           36,562    0.3

             Oil &Gas Producers          300  Enron Corp.                                    11,340           11,437    0.1


             Petroleum                   300  Pennzoil Co.                                   11,806           12,675    0.1

             Pharmaceuticals             900  Abbott Laboratories                            29,082           37,575    0.3
                                         900  Merck & Co., Inc.                              30,882           59,175    0.4
                                                                                        -----------      -----------  ------
                                                                                             59,964           96,750    0.7

             Photography                 600  Eastman Kodak Co.                              28,913           40,200    0.3

             Retail                      500  Sears, Roebuck & Co.                           19,932           19,500    0.1

             Scientific Equipment      1,000  Fisher Scientific International, Inc.          30,407           33,375    0.2

             Telecommunications          400  AT&T Corp.                                     21,682           25,900    0.2
                                         600  Bell Atlantic Corporation                      30,590           40,125    0.3
                                                                                        -----------      -----------  ------
                                                                                             52,272           66,025    0.5

                                              Total Common Stocks in the United States      604,132          709,785    5.0


                                              Total Investments in Common Stocks          1,331,836        1,454,239   10.2


                                       Face
                                      Amount          Fixed-Income Securities

Canada                           C$  300,000  National Bank of Canada, 7.25% due
                                              6/01/2003                                     201,403          223,890    1.6

                                              Total Fixed-Income Securities in Canada       201,403          223,890    1.6


United                        Pound  150,000  UK Treasury Gilt, 7.25% due 3/30/1998         231,490          237,123    1.6
Kingdom                    Sterling

                                              Total Fixed-Income Securities in the
                                              United Kingdom                                231,490          237,123    1.6


United States                                   US Treasury Notes:
                              US$  1,000,000    6.375% due 8/15/2002                      1,020,781        1,048,590    7.3
                                   3,250,000    7.25% due 8/15/2004                       3,153,750        3,614,097   25.3
                                     500,000    7.50% due 2/15/2005                         503,750          566,720    4.0
                                   1,500,000    6.50% due 5/15/2005                       1,541,953        1,595,865   11.2
                                   1,300,000    6.50% due 8/15/2005                       1,312,905        1,384,903    9.7
                                   1,000,000    5.875% due 11/15/2005                     1,011,094        1,022,500    7.1

                                              Total Fixed-Income Securities
                                              in the United States                        8,544,233        9,232,675   64.6


                                              Total Investments in
                                              Fixed-Income Securities                     8,977,126        9,693,688   67.8


                                                  Short-Term Securities

United       Commercial       US$    575,000  General Electric Capital Corp.,
States       Paper**                          5.90% due 1/02/1996                           575,000          575,000    4.0

             US Government &         700,000  Federal Farm Credit Bank, 5.53%
             Agency                           due 1/16/1996                                 698,495          698,495    4.9
             Obligations**         1,500,000  Federal National Mortgage
                                              Association, 5.40% due 2/01/1996            1,493,250        1,493,250   10.4
                                                                                        -----------      -----------  ------
                                                                                          2,191,745        2,191,745   15.3

                                              Total Investments in
                                              Short-Term Securities                       2,766,745        2,766,745   19.3


             Total Investments                                                          $13,075,707       13,914,672   97.3
                                                                                        ===========
             Unrealized Appreciation on Forward Foreign Exchange Contracts***                                 38,974    0.3

             Other Assets Less Liabilities                                                                   343,634    2.4
                                                                                                         -----------  ------
             Net Assets                                                                                  $14,297,280  100.0%
                                                                                                         ===========  ======


            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government & Agency
             Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          ***Forward foreign exchange contracts sold as of December 31, 1995 were as follows:

                                                               Unrealized
                                              Expiration      Appreciation
             Foreign Currency Sold               Date           (Note 1c)

                 YEN  19,167,200             January 1996        $38,974

             Total Unrealized Appreciation on
             Forward Foreign Exchange Contracts
             (US$ Commitment--$225,013)                          $38,974
                                                                 =======


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$13,075,707) (Note 1a)                           $13,914,672
                    Unrealized appreciaton on forward foreign exchange contracts (Note 1c)                        38,974
                    Cash                                                                                           1,032
                    Foreign cash (Note 1d)                                                                        39,437
                    Receivables:
                      Interest                                                              $   190,876
                      Capital shares sold                                                        59,698
                      Dividends                                                                   2,865          253,439
                                                                                            -----------
                    Deferred organization expenses (Note 1g).                                                     81,380
                    Prepaid registration fees and other assets (Note 1g)                                         105,754
                                                                                                             -----------
                    Total assets                                                                              14,434,688
                                                                                                             -----------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1h)                                        24,508
                      Securities purchased                                                       11,340
                      Distributor (Note 2)                                                        6,471
                      Capital shares redeemed                                                     5,459           47,778
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       89,630]
                                                                                                             -----------
                    Total liabilities                                                                            137,408
                                                                                                             -----------

Net Assets:         Net assets                                                                               $14,297,280
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    36,474
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             86,972
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              3,936
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              7,259
                    Paid-in capital in excess of par                                                          13,406,868
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net                                          (121,449)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                            877,220
                                                                                                             -----------
                    Net assets                                                                               $14,297,280
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $3,872,535 and 364,737
                             shares outstanding                                                              $     10.62
                                                                                                             ===========
                    Class B--Based on net assets of $9,235,989 and 869,721
                             shares outstanding                                                              $     10.62
                                                                                                             ===========
                    Class C--Based on net assets of $417,960 and 39,362
                             shares outstanding                                                              $     10.62
                                                                                                             ===========
                    Class D--Based on net assets of $770,796 and 72,593
                             shares outstanding.                                                             $     10.62
                                                                                                             ===========



                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 1995
Investment          Interest and discount earned                                                             $   586,665
Income              Dividends (net of $2,163 foreign withholding tax)                                             36,840
(Notes 1e & 1f):                                                                                             -----------
                    Total income                                                                                 623,505
                                                                                                             -----------

Expenses:           Registration fees (Note 1g)                                             $   119,127
                    Printing and shareholder reports                                            114,519
                    Investment advisory fees (Note 2)                                            80,601
                    Professional fees                                                            78,968
                    Accounting services (Note 2)                                                 74,125
                    Account maintenance and distribution fees--Class B (Note 2)                  63,003
                    Directors' fees and expenses                                                 25,349
                    Amortization of organization expenses (Note 1g)                              22,382
                    Custodian fees                                                               12,751
                    Transfer agent fees--Class B (Note 2)                                        10,780
                    Pricing fees                                                                  6,018
                    Account maintenance and distribution fees--Class C (Note 2)                   2,567
                    Transfer agent fees--Class A (Note 2)                                         1,578
                    Account maintenance fees--Class D (Note 2)                                    1,442
                    Transfer agent fees--Class D (Note 2)                                           639
                    Transfer agent fees--Class C (Note 2)                                           428
                    Other                                                                         9,954
                                                                                            -----------
                    Total expenses before reimbursements                                        624,231
                    Reimbursement of expenses (Note 2)                                         (557,220)
                                                                                            -----------
                    Total expenses after reimbursement                                                            67,011
                                                                                                             -----------
                    Investment income--net                                                                       556,494
                                                                                                             -----------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                           33,995
(Loss) on             Foreign currency transactions--net                                        (17,336)          16,659
Investment &                                                                                -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        1,047,270
(Notes 1c, 1d,        Foreign currency transactions--net                                         40,014        1,087,284
1f & 3):                                                                                    -----------      -----------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                              1,103,943
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $ 1,660,437
                                                                                                             ===========


                    See Notes to Financial Statements.




STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                               For the
                                                                                               For the          Period
                                                                                                 Year          Sept. 2,
                                                                                                Ended         1994++ to
                                                                                               Dec. 31,        Dec. 31,
                    Increase (Decrease) in Net Assets:                                           1995            1994
Operations:         Investment income--net                                                  $   556,494      $   109,214
                    Realized gain on investments and foreign currency
                    transactions--net                                                            16,659              122
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                    1,087,284         (210,064)
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from operations           1,660,437         (100,728)
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (83,814)         (18,023)
Shareholders          Class B                                                                  (424,788)         (89,843)
(Note 1h):            Class C                                                                   (16,003)            (796)
                      Class D                                                                   (31,889)            (552)
                    Realized gain on investments--net:
                      Class A                                                                    (4,541)              --
                      Class B                                                                   (10,847)              --
                      Class C                                                                      (494)              --
                      Class D                                                                      (899)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                   (32,862)              --
                      Class B                                                                   (78,505)              --
                      Class C                                                                    (3,574)              --
                      Class D                                                                    (6,508)              --
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                                (694,724)        (109,214)
                                                                                            -----------      -----------
Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                              5,170,953        8,270,556
(Note 4):                                                                                   -----------      -----------

Net Assets:         Total increase in net assets                                              6,136,666        8,060,614
                    Beginning of period                                                       8,160,614          100,000
                                                                                            -----------      -----------
                    End of period                                                           $14,297,280      $ 8,160,614
                                                                                            ===========      ===========

                  ++Commencement of Operations.


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                      Class A              Class B
                                                                                          For the                For the
                                                                               For the     Period     For the     Period
                    The following per share data and ratios have been derived    Year     Sept. 2,      Year     Sept. 2,
                    from information provided in the financial statements.      Ended    1994++ to     Ended    1994++ to
                                                                               Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,
                    Increase (Decrease) in Net Asset Value:                     1995       1994         1995       1994
Per Share           Net asset value, beginning of period                       $  9.68    $ 10.00     $  9.68    $ 10.00
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .60        .18         .51        .16
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                             1.04       (.32)       1.04       (.32)
                                                                               -------    -------     -------    -------
                    Total from investment operations                              1.64       (.14)       1.55       (.16)
                                                                               -------    -------     -------    -------
                    Less dividends:
                      Investment income--net                                      (.60)      (.18)       (.51)      (.16)
                      Realized gain on investments--net                           (.01)        --        (.01)        --
                      In excess of realized gain on investments--net              (.09)        --        (.09)        --
                                                                               -------    -------     -------    -------
                    Total dividends and distributions                             (.70)      (.18)       (.61)      (.16)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                              $10.62    $  9.68      $10.62    $  9.68
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                          17.38%     (1.37%)+++  16.51%     (1.62%)+++
Return:**                                                                      =======    =======     =======    =======

Ratios to           Expenses, net of reimbursement and
Average Net         excluding account maintenance and
Assets:             distribution fees                                             .00%       .00%*       .00%       .00%*
                                                                               =======    =======     =======    =======
                    Expenses, net of reimbursement                                .00%       .00%*       .75%       .75%*
                                                                               =======    =======     =======    =======
                    Expenses                                                     5.12%      5.20%*      5.94%      6.04%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       5.78%      5.64%*      5.06%      4.86%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $ 3,872    $ 1,147     $ 9,236    $ 6,797
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                          46.75%       .83%      46.75%       .83%
                                                                               =======    =======     =======    =======


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                                      Class C               Class D
                                                                                          For the                For the
                                                                               For the     Period     For the     Period
                    The following per share data and ratios have been derived    Year     Oct. 21,      Year     Oct. 21,
                    from information provided in the financial statements.      Ended    1994++ to     Ended    1994++ to
                                                                               Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,
                    Increase (Decrease) in Net Asset Value:                     1995       1994         1995       1994
Per Share           Net asset value, beginning of period                       $  9.69    $  9.88     $  9.69    $  9.88
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .52        .10         .57        .11
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net            1.03       (.19)       1.03       (.19)
                                                                               -------    -------     -------    -------
                    Total from investment operations                              1.55       (.09)       1.60       (.08)
                                                                               -------    -------     -------    -------
                    Less dividends:
                      Investment income--net                                      (.52)      (.10)       (.57)      (.11)
                      Realized gain on investments--net                           (.01)        --        (.01)        --
                      In excess of realized gain on investments--net              (.09)        --        (.09)        --
                                                                               -------    -------     -------    -------
                    Total dividends and distributions                             (.62)      (.10)       (.67)      (.11)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $ 10.62    $  9.69     $ 10.62    $  9.69
                                                                               =======    =======     =======    =======

Total Investment    Based on net asset value per share                          16.33%      (.94%)+++  16.97%      (.83%)+++
Return:**                                                                      =======    =======     =======    =======

Ratios to           Expenses, net of reimbursement and excluding
Average Net         account maintenance and distribution fees                     .00%       .00%*       .00%       .00%*
Assets:                                                                        =======    =======     =======    =======
                    Expenses, net of reimbursement                                .80%       .80%*       .25%       .25%*
                                                                               =======    =======     =======    =======
                    Expenses                                                     6.02%      5.75%*      5.44%      5.14%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       4.99%      5.19%*      5.53%      5.70%*
                                                                               =======    =======     =======    =======

Supplemental        Net assets, end of period (in thousands)                   $   418    $   154     $   771     $   63
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                          46.75%       .83%      46.75%       .83%
                                                                               =======    =======     =======    =======


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Asset Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment. For the year ended December 31, 1995, MLAM earned fees of $80,601, all of which were waived. MLAM also reimbursed the Fund for additional expenses of $476,619.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account       Distribution
                                   Maintenance Fee      Fee

Class B                                 0.25%          0.50%
Class C                                 0.25%          0.55%
Class D                                 0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $ 14         $  112
Class D                                  $246         $3,035


For the year ended December 31, 1995, MLPF&S received contingent deferred sales charges of $13,537 and $36 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $611 in commissions on the execution of portfolio security transactions for the Fund for the year ended
December 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

During the year ended December 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $199 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $7,795,074 and $4,360,216, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                     Realized      Unrealized
                                  Gains (Losses) Gains (Losses)

Long-term investments                $ 33,981     $  838,965
Short-term investments                     14             --
Forward foreign exchange contracts    (23,572)        38,974
Foreign currency transactions           6,236           (719)
                                     --------     ----------
Total                                $ 16,659     $  877,220
                                     ========     ==========


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $838,965, of which $874,278 related to appreciated securities and $35,313 related to depreciated securities. At December 31, 1995, the aggregate cost of investments for Federal income tax purposes was $13,075,707.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $5,170,953 for the year ended December 31, 1995 and $8,270,556 for the period September 2, 1994 to December 31, 1994.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                           472,669     $4,997,372
Shares issued to shareholders in
reinvestment of dividends and
distributions                           7,443         79,751
                                     --------     ----------
Total issued                          480,112      5,077,123
Shares redeemed                      (233,839)    (2,476,825)
                                     --------     ----------
Net increase                          246,273     $2,600,298
                                     ========     ==========

Class A Shares for the Period
September 2, 1994++                                 Dollar
to December 31, 1994                  Shares        Amount

Shares sold                           124,621     $1,237,577
Shares issued to shareholders in
reinvestment of dividends                 923          9,012
                                     --------     ----------
Total issued                          125,544      1,246,589
Shares redeemed                       (12,080)      (119,643)
                                     --------     ----------
Net increase                          113,464     $1,126,946
                                     ========     ==========

[FN]
++Commencement of Operations. Prior to September 2, 1994, the Fund issued 5,000 shares to MLAM for $50,000.


NOTES TO FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                           395,975     $4,018,024
Shares issued to shareholders in
reinvestment of dividends and
distributions                          29,811        307,641
                                     --------     ----------
Total issued                          425,786      4,325,665
Shares redeemed                      (257,918)    (2,648,106)
                                     --------     ----------
Net increase                          167,868     $1,677,559
                                     ========     ==========



Class B Shares for the Period
September 2, 1994++                                 Dollar
to December 31, 1994                  Shares        Amount

Shares sold                           771,236     $7,656,187
Shares issued to shareholders in
reinvestment of dividends               5,204         50,756
                                     --------     ----------
Total issued                          776,440      7,706,943
Shares redeemed                       (79,587)      (781,691)
                                     --------     ----------
Net increase                          696,853     $6,925,252
                                     ========     ==========

[FN]
++Commencement of Operations. Prior to September 2, 1994, the Fund issued 5,000 shares to MLAM for $50,000.


Class C Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                            44,492     $  445,570
Shares issued to shareholders in
reinvestment of dividends and
distributions                           1,385         13,383
                                     --------     ----------
Total issued                           45,877        458,953
Shares redeemed                       (22,425)      (224,003)
                                     --------     ----------
Net increase                           23,452     $  234,950
                                     ========     ==========

Class C Shares for the Period
October 21, 1994++ to                               Dollar
December 31, 1994                      Shares       Amount

Shares sold                            15,858     $  154,725
Shares issued to shareholders in
reinvestment of dividends                  52            504
                                     --------     ----------
Net increase                           15,910     $  155,229
                                     ========     ==========
[FN]
++Commencement of Operations.


Class D Shares for the Year Ended                   Dollar
December 31, 1995                     Shares        Amount

Shares sold                            73,881     $  726,037
Shares issued to shareholders in
reinvestment of dividends and
distributions                           2,407         35,301
                                     --------     ----------
Total issued                           76,288        761,338
Shares redeemed                       (10,134)      (103,192)
                                     --------     ----------
Net increase                           66,154     $  658,146
                                     ========     ==========

Class D Shares for the Period
October 21, 1994++ to                               Dollar
December 31, 1994                     Shares        Amount
Shares sold                             6,419     $   62,936
Shares issued to shareholders in
reinvestment of dividends                  31            303
                                     --------     ----------
Total issued                            6,450         63,239
Shares redeemed                           (11)          (110)
                                     --------     ----------
Net increase                            6,439     $   63,129
                                     ========     ==========

[FN]
++Commencement of Operations.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors,
Merrill Lynch Asset Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for the year then ended and the period September 2, 1994 (commencement of operations) to December 31, 1994, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Income Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 1996

</AUDIT-REPORT>



COMMON STOCK PORTFOLIO CHANGES (unaudited)


For the Quarter Ended December 31, 1995

Additions

Aetna Life & Casualty Co.
Allstate Corp.
Aluminum Company of America
Bank of New York Co., Inc.
Boeing Co.
Corning, Inc.
Enron Corp.
General Motors Corp. (Class E)
Hong Kong Telecommunications Ltd. (ADR)
National Re Corp.
Nomura Securities Co., Ltd.
Pennzoil Co.
Royal Dutch Petroleum Co. (ADR)
Sandoz AG (ADR)
Sears, Roebuck & Co.
Singer Co.
Texas Instruments Inc.

Deletions

Alcatel Alsthom (ADR)
Asahi Glass Co., Ltd.
British Gas PLC (ADR)
CSR Ltd.
Cementos Mexicano, S.A. de C.V. (Class B)
 (Cemex)
China Light & Power Co., Ltd.
Compagnie de Saint Gobain
Comsat Corp.
Empresas ICA Sociedad Controladora,
 S.A. de C.V. (ADR)
GTE Corp.
General Signal Corp.
Grand Metropolitan PLC (ADR)
Ingersoll-Rand Company
Kandenko Co., Ltd.
Komatsu Ltd.
Kvaerner A.S. (Class B)
MDX Company Ltd. (Foreign)
Makino Milling Machine Co.
Makita Corp.
Neptune Orient Lines Ltd.
Nippon Fire & Marine Insurance Co., Ltd.
Nippon Oil Co., Ltd.
Pacific Dunlop Ltd.
Phillips Petroleum Company
Pitney Bowes, Inc.
SKF AB 'B' Free
Sekisui Chemical Co., Ltd.
Shanghai Petrochemical Co., Ltd.
Sharp Corp.
Stewart & Stevenson Services, Inc.
Sulzer Gebrueder AG
Sun Hung Kai Properties, Ltd.
Swire Pacific Ltd. 'A'
TOTAL S.A. (Class B)